Exhibit 99.1

EA Announces Agreement to be Acquired by PIF, Silver Lake, and Affinity Partners
for $55 Billion

Accelerates EA’s Strategic Vision to Advance the Future of Entertainment

Stockholders to Receive $210 Per Share in Cash Representing 25% Premium to Unaffected Share Price

Transaction Represents Largest All-Cash Sponsor Take-Private Investment in History

REDWOOD CITY, Calif. – September 29, 2025 – Electronic Arts Inc. (NASDAQ: EA) (“EA” or the “Company”), a global leader in interactive entertainment, today announced that it has entered into a definitive agreement to be acquired by an investor consortium (“the Consortium”) comprised of PIF, Silver Lake, and Affinity Partners in an all-cash transaction that values EA at an enterprise value of approximately $55 billion. The transaction positions EA to accelerate innovation and growth to build the future of entertainment.

Under the terms of the agreement, the Consortium will acquire 100% of EA, with PIF rolling over its existing 9.9% stake in the Company. EA stockholders will receive $210 per share in cash. The per share purchase price represents a 25% premium to EA’s unaffected share price of $168.32 at market close on September 25, 2025, the last fully unaffected trading day, and a premium to EA’s unaffected all-time high of $179.01 at market close on August 14, 2025.

PIF, Silver Lake, and Affinity Partners bring deep sector experience, committed capital, and global portfolios with networks across gaming, entertainment, and sports that offer unique possibilities for EA to blend physical and digital experiences, enhance fan engagement, and create new growth opportunities. The transaction represents the largest all-cash sponsor take-private investment in history, with the Consortium partnering closely with EA to enable the Company to move faster and unlock new opportunities on a global stage.

“Our creative and passionate teams at EA have delivered extraordinary experiences for hundreds of millions of fans, built some of the world’s most iconic IP, and created significant value for our business. This moment is a powerful recognition of their remarkable work,” said Andrew Wilson, Chairman & CEO of Electronic Arts. “Looking ahead, we will continue to push the boundaries of entertainment, sports, and technology, unlocking new opportunities. Together with our partners, we will create transformative experiences to inspire generations to come. I am more energized than ever about the future we are building.”

“PIF is uniquely positioned in the global gaming and esports sectors, building and supporting ecosystems that connect fans, developers, and IP creators,” said Turqi Alnowaiser, Deputy Governor and Head of International Investments at PIF. “PIF has demonstrated a strong commitment to these sectors, and this partnership will help further drive EA’s long-term growth, while fueling innovation within the industry on a global scale.”

“This investment embodies Silver Lake’s mission to partner with exceptional management teams at the highest quality companies. EA is a special company: a global leader in interactive entertainment, anchored by its premier sports franchise, with accelerating revenue growth and strong and scaling free cash flow. We are honored to invest and partner with Andrew – an extraordinary CEO who has doubled revenue, nearly tripled EBITDA, and driven a fivefold increase in market cap during his tenure,” said Egon Durban, Co-CEO and Managing Partner of Silver Lake. “The future for EA is bright, we are going to invest heavily to grow the business and we are excited to support Andrew and the EA team as the company accelerates innovation, expands its reach worldwide, and continues to deliver incredible experiences to players and fans across generations.”

“Electronic Arts is an extraordinary company with a world-class management team and a bold vision for the future. I've admired their ability to create iconic, lasting experiences, and as someone who grew up playing their games -- and now enjoys them with his kids -- I couldn't be more excited about what's ahead,” said Jared Kushner, Chief Executive Officer of Affinity Partners.

“The Board carefully evaluated this opportunity and concluded it delivers compelling value for stockholders and is in the best interests of all stakeholders,” said Luis A. Ubiñas, Lead Independent Director of EA’s Board of Directors. “We are pleased that this transaction delivers immediate and certain cash value to our stockholders while strengthening EA’s ability to continue building the communities and experiences that define the future of entertainment.”

Transaction Details

The transaction was approved by EA’s Board of Directors, is expected to close in Q1 FY27 and is subject to customary closing conditions, including receipt of required regulatory approvals and approval by EA stockholders. Following the close of the transaction, EA’s common stock will no longer be listed on any public market.

The transaction will be funded by a combination of cash from each of PIF, Silver Lake, and Affinity Partners as well as roll-over of PIF’s existing stake in EA, constituting an equity investment of approximately $36 billion, and $20 billion of debt financing fully and solely committed by JPMorgan Chase Bank, N.A., $18 billion of which is expected to be funded at close. Each of PIF, Silver Lake, and Affinity Partners plan to fund the equity component of the financing entirely from capital under their respective control.

Upon completion of the transaction, EA will remain headquartered in Redwood City, California and continue to be led by Andrew Wilson as CEO.

Advisors

Goldman Sachs & Co. LLC is serving as EA’s financial advisor and Wachtell, Lipton, Rosen & Katz is serving as EA’s legal advisor.

Kirkland & Ellis LLP is serving as legal counsel to the Consortium. Kirkland & Ellis LLP is serving as lead legal counsel for PIF with specialized counsel from Gibson, Dunn & Crutcher LLP. Latham & Watkins LLP and Simpson Thacher & Bartlett LLP are serving as Silver Lake’s legal counsel. Sidley Austin LLP is serving as Affinity Partners’ legal counsel.

J.P. Morgan Securities LLC is serving as financial advisor to the Consortium.

As a result of this announcement, for its Q2 FY26 earnings release scheduled for October 28, 2025, EA will release financial and operational results through a press release and will not hold a conference call or webcast.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2025, EA posted GAAP net revenue of approximately $7.5 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS FC™, Battlefield™, Apex Legends™, The Sims™, EA SPORTS™ Madden NFL, EA SPORTS™ College Football, Need for Speed™, Dragon Age™, Titanfall™, Plants vs. Zombies™ and EA SPORTS F1®. More information about EA is available at www.ea.com/news.

EA, EA SPORTS, EA SPORTS FC, Battlefield, Need for Speed, Apex Legends, The Sims, Dragon Age, Titanfall, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

About PIF

PIF is one of the world’s most impactful investors, enabling the creation of key sectors and opportunities that help shape the global economy, deliver returns and drive the economic transformation of Saudi Arabia. The gaming and esports industry is one of its priority sectors, contributing to the diversification of the local economy, while at the same time driving investment returns.

About Silver Lake

Silver Lake is a global technology investment firm, with more than $110 billion in combined assets under management and committed capital and a team of professionals based in North America, Europe and Asia. Silver Lake’s portfolio companies collectively generate approximately $260 billion of revenue annually and employ approximately 448,000 people globally.

About Affinity Partners

Affinity Partners is a Miami-based investment firm founded in 2021 by Jared Kushner. With over $5.4B under management and a team of 30+ professionals, Affinity focuses on growth equity, financial services, and technology investments at scale, with a flexible mandate across industries and geographies.

Cautionary Statement Regarding Forward-Looking Statements

Some statements set forth in this release contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters may identify forward-looking statements.  These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction. These forward-looking statements are based on various assumptions, whether or not identified in this press release, are not guarantees of future performance and reflect management’s current expectations.  Our actual performance could differ materially from those discussed in the forward-looking statements.  Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of the Company’s business resulting from the transaction, including disruption of management time from ongoing business operations due to the proposed transaction; risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of the Company to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, including if the proposed transaction is not consummated; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and the risks and uncertainties that will be described in the proxy statement available from sources indicated below. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is described in Part I, Item 1A of Electronic Arts’ latest Annual Report on Form 10-K under the heading “Risk Factors”, as well as in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents we have filed with the Securities and Exchange Commission (the “SEC”).  These filings are available on the investor relations section of the Company’s website at https://ir.ea.com or on the SEC’s website at https://www.sec.gov.  The forward-looking statements made in this press release are current only as of the date hereof.  Electronic Arts assumes no obligation to revise or update any forward-looking statement, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between the Investor Group and the Company, the Company will file with the SEC a preliminary Proxy Statement of the Company (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE INVESTOR GROUP, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at https://www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the investor relations section of the Company’s website at https://ir.ea.com or by contacting the Company’s investor relations department at ir@ea.com or calling (650) 628-0406.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the merger.

Information regarding the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal 1: Election of Directors,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Security Ownership of Certain Beneficial Owners and Management” and “Related Persons Transactions,” which was filed with the SEC on June 24, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000712515/000130817925000556/ea014143-def14a.htm, and (ii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=712515&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

CONTACTS

For EA:

Investors
Andrew Uerkwitz
Vice President, Investor Relations
650-674-7191
auerkwitz@ea.com

Media
Justin Higgs
Vice President, Corporate Communications
925-502-9253
jhiggs@ea.com

Jenny Gore/Hannah Dunning/Chloe Clifford
ea@fgsglobal.com

For the Consortium:

Media
Danya Al-Qattan/Kate Gorgi/Monique Sidhom
psa@fgsglobal.com